EXHIBIT 10.1

English Translation of Greensaver Amendment

Our company (Greensaver Corporation) has pay back 500,000.00(RMB) on Dec. 31 2012. Due to the company under funding organization we have to post our pay back plan. We promise:

Pay back 500,000(RMB) due on Dec. 31 2013
Pay Back 500,000(RMB) due on Mar. 30 2014
Pay back 500,000(RMB) due on May 30 2014
Pay back 500,000(RMB) due on Sep. 30 2014
Pay Back 1,500,000(RMB) due on Dec.31 2014
Pay back 1,500,000(RMB) due on Feb. 28 2015

Greensaver Corp.
(Seal)